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                                                                    EXHIBIT 23-B

                        CONSENT OF DELOITTE & TOUCHE LLP
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                                                                    EXHIBIT 23-b

INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-26449 of Allegheny Power System, Inc. on Form S-4 of our report dated January 28, 1997, appearing in the Annual Report on Form 10-K of DQE, Inc. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Joint Proxy Statement/Prospectus, which is part of this Registration Statement.


Deloitte & Touche LLP

Pittsburgh, Pennsylvania

June 18, 1997